1 The Midland Company The Midland Company The Midland Company March 5, 2007 Exhibit 99

The
Midland
Company
Forward Looking Statements
Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of
1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2007 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements.
Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

The
Midland
Company
Midland At-A-Glance
•
Specialty P&C insurance company
(American Modern Insurance Group)
•
Short-tail lines experts
•
$850 million market cap (MLAN - Nasdaq)
•
Founded 1938, As Auto Finance Co.
•
Based in Cincinnati, active countrywide
•
1,200 associates
•
Ratings and Recognitions
•
“A+” (Superior) A.M. Best Rating
•
Ward’s Top 50 P&C Insurance Co’s
•
Forbes’ “200 Best Small Co’s”
Book Value Per Share
“Building Shareholder Value”
$17.59
$20.18
$22.98
$25.54
$29.90
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
'02 '03 '04 '05 '06

The
Midland
Company
Specialty Product Platform
Manufactured Housing - $337.8
Site-Built Dwelling Fire - $105.5
Motorcycle - $35.7
Watercraft - $22.1
Recreational Vehicle - $24.8
Collector Car, Snowmobile, Etc. - $11.6
Mortgage Fire - $61.6
Collateral Protection - $46.3
Credit Life & Debt Cancellation - $60.9
Excess & Surplus Lines - $66.5
All Other - $59.0
Property, Casualty and Life
Direct & Assumed Written Premium
($ in Millions)
Residential Property (53%)
Recreational Casualty (12%)
Financial Institutions (20%)
Other Specialty Products (15%)
Full Year 2006
Residential
Property
All
Other
Financial
Institutions
Recreational
Casualty
$831.8 Million
Total Premiums

The
Midland
Company
Essential Product Characteristics
Specialty / Niche
Fragmented/Unfocused Competition
Non-Cyclical
Low Severity
Short Tail
Property Bias
Predominantly Personal Lines
Product, Underwriting and Claims Expertise
Systems/Technology Excellence Provides
an Edge
Residential
Property
Recreational
Casualty
All
Other
Financial
Institutions

The
Midland
Company
Why Midland?
Proven Ability to:
Build Shareholder Value
Produce Underwriting Profits
Grow Revenues . . . Profitability!
Master New Product Lines
Future Growth Enabled by:
Broad and Deep Specialty Product Offering
Technological Superiority
Distribution “Omnipresence”

The
Midland
Company
Periods Ending December 31, 2006                                (MLAN $41.95)
An Elite Performer: Annualized Total Return
FIVE YEARS
14.8%
6.2%
10.2%
11.5%
0%
5%
10%
15%
20%
25%
The Midland Company
S&P 500
S&P P&C
Russell 2000
TEN YEARS
21.8%
8.4%
8.9%
9.5%
0%
5%
10%
15%
20%
25%
The Midland Company
S&P 500
S&P P&C
Russell 2000
FIFTEEN YEARS
14.8%
10.6%
10.8%
9.9%
0%
5%
10%
15%
20%
25%
The Midland Company
S&P 500
S&P P&C
Russell 2000
TWENTY YEARS
15.8%
11.8%
9.2%
0%
5%
10%
15%
20%
25%
The Midland Company
S&P 500
Russell 2000

The
Midland
Company
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
CAGR (12/31/06)    1 Yr.       5 Yr.      10 Yr.     25 Yr. *
Market Value        16.4%     13.9%      20.7%     14.4%
Book Value           17.0%     12.6%       13.1%     11.2%
5/87 2 for 1
split
5/98 3 for 1
split
7/02 2 for 1
split
* Split Adjusted * Split Adjusted
Consistent Value Appreciation:
Book and Market Value Growth

The
Midland
Company
Consistent Dividend Growth
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
'88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
Midland is one of only 150 public companies that has increased its annual dividend for 20 years or more consecutively.
10 Year CAGR = 13.1%

The
Midland
Company
Financial Objectives
12%-15% Return On Beginning Equity
95.5% Combined Ratio
2.3:1 Premium To Surplus Ratio
Double Digit Top-Line Growth
Double Digit Growth in Book Value Per Share
Double Digit Growth in Operating Earnings Per Share
“Defy Insurance Industry Cyclicality”

11 The Midland Company Mission “To enhance shareholder value by being an Indispensable Partner to customers in chosen markets by providing value adding specialty insurance products and services.”

12 The Midland Company People People Core Operating Strategies “Compete on Value, Not on Price”

The
Midland
Company
Profit Strategy
Product Design and Pricing Expertise
Portfolio Underwriting Process
Proactive Risk Management
Claims Mastery
Prudent Expense Management
Technological Superiority
Policyholder Retention
Business Partner Selection and Management
“Compete on Value, Not on Price”

The
Midland
Company
96.6%
104.1%
American Modern P&C Industry
A Tradition of Profitable Underwriting
Outperformed
P&C Industry
by almost
8 Points!
Source:  A.M. Best Company Through December, 2006
10-Year Average Combined Ratio
100%

The
Midland
Company
20-Year Combined Ratio History
70%
75%
80%
85%
90%
95%
100%
105%
110%
87 88 89 90 91 92 93 94 95 96 97 98 99 '00 '01 '02 '03 '04 '05 '06
20-Year Non-Catastrophe Combined Ratio = 91.5%
20-Year Catastrophe Combined Ratio = 6.1%
20-Year Combined Ratio = 97.6%
A Tradition of Profitable Underwriting

The
Midland
Company
Proactive Risk Management
Reduces
Earnings
Volatility
Qualitative and
Quantitative
Analysis
Extensive
Catastrophe
Modeling
Disciplined
Exposure
Management
Expertly
Managed
Reinsurance
Structure
Diversified
Specialty
Product Offering
Rigorous Business
Partner Selection /
Management
Processes

The
Midland
Company
• 160 employee field claims staff adjusters
• 90% of claims settled by company employees
• 10% lower average adjustment cost per claim by staff
• 90+% of property claims closed within 30 days of report
Unique In-House Staff Adjuster Training Program
Claims Mastery Enables Underwriting
Profit

18 The Midland Company People People Core Operating Strategies “Target Niches Where Competition is Fragmented/Unfocused”

The
Midland
Company
Growth Strategy
Product Offering Breadth
Product Offering Depth
“Point and Click” Easy to Use Technology
Multi-Faceted Distribution
Growing Producer Base
Enhanced Market Awareness
Retention of Existing Policyholders
Focused Acquisition Appetite
“Target Niches Where Competition is Fragmented/Unfocused”

The
Midland
Company
$92
$143
$387
$556
$781
$50
$150
$250
$350
$450
$550
$650
$750
$850
'86 '91 '96 '01 '06
P&C Direct and Assumed Written Premium
20 Year CAGR = 11.3%
A Tradition of Top-Line Growth

The
Midland
Company
11.3%
5.3%
0%
2%
4%
6%
8%
10%
12%
20-Year Compounded Annual Premium Growth Rate
Industry Source:  A.M. Best Company
American Modern P&C Industry
Outpacing Industry Growth
Through December 31, 2006

MIDLAND

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Effective Date * 02/26/2007
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22 The Midland Company Delivering “Point and Click” Ease of Use Computerworld Best In Class Award Winner A.M. Best E-Fusion Award Winner Omnipresence: Own Our Share of Every Producer’s Desktop

The
Midland
Company
Lender -                          11%
Point of Sale -                 20%
General Agents -            29%
Independent Agents -      6%
Specialty Agents -            6%
Financial Institutions -   23%
All Other -                               6%
Property & Casualty and Life
Direct & Assumed Written Premium
Multi-Faceted Distribution
December 31, 2006
2006
Strategically Matching Distribution
to Product and Marketplace Opportunities

Wholesale Agents
Manufacturers
Specialty Agents
Strategic Alliances
Manufactured Home Lenders
Company Owned
Credit Unions
Affinity Groups
Retail Agents
Independent Finance Companies
Banks
45,000 Points of Distribution, and Growing!

24 The Midland Company An Ever-Expanding Distribution Platform

The
Midland
Company
Product Offering Transformation
From: A Mobile Home
Insurance Company
MH =
65%
All
Other
= 3%
MH =
97%
All
Other
= 35%
MH =
40%
All Other
= 60%
All
Other
= 65%
MH =
35%
1999 2006
To: A Specialty P&C
Insurance Company
Percent of
Profit from
Premium Flow
Percent
of Total
Premiums

26 The Midland Company Expanded Market Potential From: $5 Billion To: $30 Billion 2000 2007 Expanded Specialty Product Offering “Necessity = Opportunity”

27 The Midland Company People People Core Operating Strategies “Attract + Align + Invest = Retain”

The
Midland
Company
People Strategy:
“Attract, Align, Invest, Retain”
Over 1,200 Associates and Growing!
Leadership Team Averages 20 Years Industry Experience
Low Associate Turnover: 7.5% - 3-Year Average
Core Values:
Integrity
Win/Win
Team
Midland University: 165 Designations in 2006!
Humility
Personal Growth
Creativity
Propriety
Sharing/Caring
Strong Work Ethic

The
Midland
Company
PROFIT:
Superior Underwriting; 96.6% 10-Year Combined Ratio
Earnings Strength; Record Results for the Last Three Consecutive Years
Broad Platform; All Product Groups Contributing to 93.8% 2006 Combined Ratio
Investment Income; 8.2% 10-Year CAGR
GROWTH:
Impressive Growth; 11.3% 20-Year P&C Premium CAGR
Significant Market Potential; Expanded From $5 Billion to $30 Billion
Diverse Distribution; 45,000 Points of Production and Growing
STRENGTH:
Ratings; A+ (Superior) Rated by A.M. Best
Recognition; Ward’s Financial Top 50 P&C Insurance Companies
VALUE:
Growth In Annual EPS (Before Capital Gains); 18.1% 5-Year CAGR
Growth In Book Value; 12.6% 5-Year CAGR
Growth In Market Value; 13.9% 5-Year CAGR
CONSISTENCY:
Book Value Per Share has Increased 19 of Last 20 Years
Total Revenue has Increased 19 of Last 20 Years
Produced a Net Profit in Each of the Last 20 years
Good People.  Better Results.
TM

The
Midland
Company
Building Shareholder Value
Broad
Specialty
Product
Offering
Strong
Balance
Sheet
Multi-
Faceted
Distribution
Indispensable
Partnerships
Deep and
Talented
Team
Superior
Operating
Results
Award-
Winning
Technology
Profit
Discipline
Positioned
for Growth
Underwriting
and Claims
Expertise

The
Midland
Company
The Midland Company
The Midland Company
Thank You
Thank You
7000 Midland Boulevard
Amelia, Ohio  45102-2607
(513) 943-7100   Fax (513) 943-7111
Mailing Address: P.O. Box 1256
Cincinnati, Ohio 45201-1256
www.midlandcompany.com
Investor Contact:
W. Todd Gray
Executive Vice President and
Chief Financial Officer
(513) 947-5637   Fax: (513) 943-7111
e-mail: todd_gray@amig.com

The
Midland
Company
Record Full Year 2006 Results
Record earnings for third consecutive year
Double-digit property and casualty premium growth – up 11.9% over 2005
Record Book Value Per Share - $29.90, up 17.1% from prior year
*Non-GAAP
Finance Measure - Net income before realized capital gains is a non-GAAP measure. Items excluded from this measure are significant components in understanding and assessing financial performance. The company believes that this non-GAAP financial measure provides a clearer picture of the underlying operating activities than the
GAAP measure of net income, as it removes potential issues such as timing of investment gains (or losses) and allows readers to individually assess these components of net income.
Diluted Earnings Per Share
2006 2005
Net Income Before Capital Gains* 3.31 $      3.16 $
Net Realized Capital Gains 0.29 0.21
Net Income 3.60 $      3.37 $

The
Midland
Company
Midland’s Investment Portfolio
At 12/31/06
•
Market Value of $1.0 billion
•
78% fixed income ($802 million)
“AA” average quality
5.0 years average duration
•
22% equities ($227 million)
17%
12%
5%
22%
40%
4%
Equities
Tax exempt municipals
U.S. government bonds
Mortgage backed bonds
Corporate and other bonds
Short-term investments
High Quality Diversified Portfolio